UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 6, 2004


                          BRANDS SHOPPING NETWORK, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      333-68008                 62-1772151
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)            Identification No.)


             13431 Beach Ave.
         Marina del Rey, California                       90292
   (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (310) 821-5200


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      This Form 8-K and other reports filed by Brands Shopping Network, Inc.
(the "Registrant" or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      ITEM 5.01 CHANGES IN CONTROL TO REGISTRANT

      (b) The Company entered into an Agreement and Plan of Merger with United Fuel & Energy Corporation ("UFE") on August 6, 2004 providing for the merger of UFE with a wholly-owned subsidiary of the Company, with UFE being the survivor (the "Merger"). In connection with the Merger, the Company agreed to a 1-for-40 reverse stock split of its outstanding common stock prior to closing of the Merger. Following the reverse stock split and the Merger, all of the UFE shareholders would receive an aggregate of up to 10,650,000 shares of Company common stock, on a post-reverse stock split basis. Upon the consummation of the Merger, it is anticipated that the ownership interest of current Company stockholders will be reduced from 100% to approximately two percent. Also, in connection with the Merger the existing directors of the Company will be replaced by directors of UFE. As a result, if the Merger is consummated there will be a change in control of the Company. A copy of the Agreement and Plan of Merger is attached as an Exhibit to this Form 8-K.

      ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information

            Not applicable

      (c)   Exhibits.

      Exh.
      No.   Description
      ---   -----------

      99 Agreement and Plan of Merger between Registrant, United Fuel & Energy Corporation and Brands United Merger Sub Inc.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BRANDS SHOPPING NETWORK, INC.
                                                  (Registrant)

Date: December 21, 2004                   /s/ Ian Valentine
                                          --------------------------------------
                                          Ian Valentine, Chief Executive Officer



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